EARNINGS RELEASE FINANCIAL SUPPLEMENT

FOURTH QUARTER 2019

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9
Earnings Per Share and Related Information	10

Business Segment Results
Consumer & Community Banking (“CCB”)	11–14
Corporate & Investment Bank (“CIB”)	15–17
Commercial Banking (“CB”)	18–19
Asset & Wealth Management (“AWM”)	20–22
Corporate	23

Credit-Related Information	24–27

Non-GAAP Financial Measures and Key Performance Measures	28

Glossary of Terms and Acronyms (a)

(a)
Refer to the Glossary of Terms and Acronyms on pages 293–299 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 Form 10-K”) and the Glossary of Terms and Acronyms and Line of Business Metrics on pages 168-172 and pages 173-175, respectively, of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								FULL YEAR
							4Q19 Change					2019 Change
SELECTED INCOME STATEMENT DATA	4Q19		3Q19	2Q19	1Q19	4Q18	3Q19	4Q18	2019		2018	2018
Reported Basis
Total net revenue	$28,331		$29,341	$28,832	$29,123	$26,109	(3)%	9%	$115,627		$109,029	6%
Total noninterest expense	16,339		16,422	16,341	16,395	15,720	(1)	4	65,497		63,394	3
Pre-provision profit	11,992		12,919	12,491	12,728	10,389	(7)	15	50,130		45,635	10
Provision for credit losses	1,427		1,514	1,149	1,495	1,548	(6)	(8)	5,585		4,871	15
NET INCOME	8,520		9,080	9,652	9,179	7,066	(6)	21	36,431		32,474	12

Managed Basis (a)
Total net revenue	29,211		30,064	29,566	29,851	26,804	(3)	9	118,692		111,534	6
Total noninterest expense	16,339		16,422	16,341	16,395	15,720	(1)	4	65,497		63,394	3
Pre-provision profit	12,872		13,642	13,225	13,456	11,084	(6)	16	53,195		48,140	11
Provision for credit losses	1,427		1,514	1,149	1,495	1,548	(6)	(8)	5,585		4,871	15
NET INCOME	8,520		9,080	9,652	9,179	7,066	(6)	21	36,431		32,474	12

EARNINGS PER SHARE DATA
Net income: Basic	$2.58		$2.69	$2.83	$2.65	$1.99	(4)	30	$10.75		$9.04	19
Diluted	2.57		2.68	2.82	2.65	1.98	(4)	30	10.72		9.00	19
Average shares: Basic	3,140.7		3,198.5	3,250.6	3,298.0	3,335.8	(2)	(6)	3,221.5		3,396.4	(5)
Diluted	3,148.5		3,207.2	3,259.7	3,308.2	3,347.3	(2)	(6)	3,230.4		3,414.0	(5)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$429,913		$369,133	$357,479	$328,387	$319,780	16	34	$429,913		$319,780	34
Common shares at period-end	3,084.0		3,136.5	3,197.5	3,244.0	3,275.8	(2)	(6)	3,084.0		3,275.8	(6)
Book value per share	75.98		75.24	73.88	71.78	70.35	1	8	75.98		70.35	8
Tangible book value per share (“TBVPS”) (b)	60.98		60.48	59.52	57.62	56.33	1	8	60.98		56.33	8
Cash dividends declared per share	0.90		0.90	0.80	0.80	0.80	—	13	3.40		2.72	25

FINANCIAL RATIOS (c)
Return on common equity (“ROE”)	14%		15%	16%	16%	12%			15%		13%
Return on tangible common equity (“ROTCE”) (b)	17		18	20	19	14			19		17
Return on assets	1.22		1.30	1.41	1.39	1.06			1.33		1.24

CAPITAL RATIOS
Common equity Tier 1 (“CET1”) capital ratio (d)	12.4%	(e)	12.3%	12.2%	12.1%	12.0%			12.4%	(e)	12.0%
Tier 1 capital ratio (d)	14.1	(e)	14.1	14.0	13.8	13.7			14.1	(e)	13.7
Total capital ratio (d)	16.0	(e)	15.9	15.8	15.7	15.5			16.0	(e)	15.5
Tier 1 leverage ratio (d)	7.9	(e)	7.9	8.0	8.1	8.1			7.9	(e)	8.1
Supplementary leverage ratio (“SLR”)	6.3	(e)	6.3	6.4	6.4	6.4			6.3	(e)	6.4

(a)	Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.

(b)
TBVPS and ROTCE are each non-GAAP financial measures. TBVPS represents tangible common equity (“TCE”) divided by common shares at period-end. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TCE is also a non-GAAP financial measure; refer to page 9 for a reconciliation of common stockholders’ equity to TCE. Refer to page 28 for a further discussion of these measures.

(c)	Quarterly ratios are based upon annualized amounts.

(d)
The Basel III capital rules became fully phased-in effective January 1, 2019. Prior to this date, the required capital measures were subject to the transitional rules which, as of December 31, 2018, were the same on a fully phased-in and transitional basis. Refer to Capital Risk Management on pages 85-94 of the Firm’s 2018 Form 10-K and pages 45-49 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019 for additional information on these measures.

(e)	Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q19 Change				2019 Change
	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19	4Q18	2019	2018	2018
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,687,379	$2,764,661	$2,727,379	$2,737,188	$2,622,532	(3)%	2%	$2,687,379	$2,622,532	2%
Loans:
Consumer, excluding credit card loans	335,040	336,630	352,722	363,914	373,732	—	(10)	335,040	373,732	(10)
Credit card loans	168,924	159,571	157,576	150,527	156,632	6	8	168,924	156,632	8
Wholesale loans	455,805	449,017	446,591	441,804	454,190	2	—	455,805	454,190	—
Total Loans	959,769	945,218	956,889	956,245	984,554	2	(3)	959,769	984,554	(3)
Core loans (a)	916,144	899,572	908,971	905,943	931,856	2	(2)	916,144	931,856	(2)
Core loans (average) (a)	903,707	900,567	905,786	916,567	907,271	—	—	906,606	885,221	2

Deposits:
U.S. offices:
Noninterest-bearing (b)	395,667	393,522	394,237	388,572	386,709	1	2	395,667	386,709	2
Interest-bearing (b)	876,156	844,137	841,397	826,723	813,881	4	8	876,156	813,881	8
Non-U.S. offices:
Noninterest-bearing (b)	20,087	21,455	20,419	21,090	21,459	(6)	(6)	20,087	21,459	(6)
Interest-bearing (b)	270,521	266,147	268,308	257,056	248,617	2	9	270,521	248,617	9
Total deposits	1,562,431	1,525,261	1,524,361	1,493,441	1,470,666	2	6	1,562,431	1,470,666	6

Long-term debt	291,498	296,472	288,869	290,893	282,031	(2)	3	291,498	282,031	3
Common stockholders’ equity	234,337	235,985	236,222	232,844	230,447	(1)	2	234,337	230,447	2
Total stockholders’ equity	261,330	264,348	263,215	259,837	256,515	(1)	2	261,330	256,515	2

Loans-to-deposits ratio	61%	62%	63%	64%	67%			61%	67%

Headcount	256,981	257,444	254,983	255,998	256,105	—	—	256,981	256,105	—

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR	$37	$39	$46	$52	$51	(5)	(27)

LINE OF BUSINESS NET REVENUE (c)
Consumer & Community Banking	$14,040	$14,259	$13,833	$13,751	$13,695	(2)	3	$55,883	$52,079	7
Corporate & Investment Bank	9,471	9,338	9,641	9,848	7,237	1	31	38,298	36,448	5
Commercial Banking	2,228	2,207	2,211	2,338	2,306	1	(3)	8,984	9,059	(1)
Asset & Wealth Management	3,700	3,568	3,559	3,489	3,439	4	8	14,316	14,076	2
Corporate	(228)	692	322	425	127	NM	NM	1,211	(128)	NM
TOTAL NET REVENUE	$29,211	$30,064	$29,566	$29,851	$26,804	(3)	9	$118,692	$111,534	6

LINE OF BUSINESS NET INCOME
Consumer & Community Banking	$4,231	$4,273	$4,174	$3,963	$4,028	(1)	5	$16,641	$14,852	12
Corporate & Investment Bank	2,927	2,809	2,935	3,251	1,975	4	48	11,922	11,773	1
Commercial Banking	938	937	996	1,053	1,036	—	(9)	3,924	4,237	(7)
Asset & Wealth Management	785	668	719	661	604	18	30	2,833	2,853	(1)
Corporate	(361)	393	828	251	(577)	NM	37	1,111	(1,241)	NM
NET INCOME	$8,520	$9,080	$9,652	$9,179	$7,066	(6)	21	$36,431	$32,474	12

(a)	Loans considered central to the Firm’s ongoing businesses. Refer to page 28 for further discussion of core loans.

(b)
In the second quarter of 2019, the Firm reclassified balances related to certain structured notes from interest-bearing to noninterest-bearing deposits as the associated returns are recorded in principal transactions revenue and not in net interest income. This change was applied retrospectively and, accordingly, prior period amounts were revised to conform with the current presentation.

(c)	Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								FULL YEAR
							4Q19 Change					2019 Change
REVENUE	4Q19	3Q19	2Q19		1Q19	4Q18	3Q19	4Q18	2019		2018	2018
Investment banking fees	$1,843	$1,967	$1,851		$1,840	$1,814	(6)%	2%	$7,501		$7,550	(1)%
Principal transactions	2,779	3,449	3,714		4,076	1,361	(19)	104	14,018		12,059	16
Lending- and deposit-related fees	1,726	1,626	1,535		1,482	1,538	6	12	6,369		6,052	5
Asset management, administration and commissions	4,347	4,351	4,353		4,114	4,195	—	4	17,165		17,118	—
Investment securities gains/(losses)	123	78	44		13	(24)	58	NM	258		(395)	NM
Mortgage fees and related income	474	887	279		396	203	(47)	133	2,036		1,254	62
Card income	1,381	1,283	1,366		1,274	1,366	8	1	5,304		4,989	6
Other income	1,492	1,472	1,292		1,475	1,302	1	15	5,731		5,343	7
Noninterest revenue	14,165	15,113	14,434		14,670	11,755	(6)	21	58,382		53,970	8
Interest income (a)	19,927	21,121	21,603		21,389	20,601	(6)	(3)	84,040		76,100	10
Interest expense (a)	5,761	6,893	7,205		6,936	6,247	(16)	(8)	26,795		21,041	27
Net interest income	14,166	14,228	14,398		14,453	14,354	—	(1)	57,245		55,059	4
TOTAL NET REVENUE	28,331	29,341	28,832		29,123	26,109	(3)	9	115,627		109,029	6

Provision for credit losses	1,427	1,514	1,149		1,495	1,548	(6)	(8)	5,585		4,871	15

NONINTEREST EXPENSE
Compensation expense	8,088	8,583	8,547		8,937	7,809	(6)	4	34,155		33,117	3
Occupancy expense	1,084	1,110	1,060		1,068	1,069	(2)	1	4,322		3,952	9
Technology, communications and equipment expense	2,585	2,494	2,378		2,364	2,361	4	9	9,821		8,802	12
Professional and outside services	2,226	2,056	2,212		2,039	2,169	8	3	8,533		8,502	—
Marketing	893	945	862		879	894	(6)	—	3,579		3,290	9
Other expense (b)	1,463	1,234	1,282		1,108	1,418	19	3	5,087		5,731	(11)
TOTAL NONINTEREST EXPENSE	16,339	16,422	16,341		16,395	15,720	(1)	4	65,497		63,394	3
Income before income tax expense	10,565	11,405	11,342		11,233	8,841	(7)	20	44,545		40,764	9
Income tax expense	2,045	2,325	1,690	(e)	2,054	1,775	(12)	15	8,114	(e)	8,290	(2)
NET INCOME	$8,520	$9,080	$9,652		$9,179	$7,066	(6)	21	$36,431		$32,474	12

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$2.58	$2.69	$2.83		$2.65	$1.99	(4)	30	$10.75		$9.04	19
Diluted earnings per share	2.57	2.68	2.82		2.65	1.98	(4)	30	10.72		9.00	19

FINANCIAL RATIOS
Return on common equity (c)	14%	15%	16%		16%	12%			15%		13%
Return on tangible common equity (c)(d)	17	18	20		19	14			19		17
Return on assets (c)	1.22	1.30	1.41		1.39	1.06			1.33		1.24
Effective income tax rate	19.4	20.4	14.9	(e)	18.3	20.1			18.2	(e)	20.3
Overhead ratio	58	56	57		56	60			57		58

(a)
In the second quarter of 2019, the Firm implemented certain presentation changes that impacted interest income and interest expense, but had no effect on net interest income. These changes were made to align the accounting treatment between the balance sheet and the related interest income or expense, primarily by offsetting interest income and expense for certain prime brokerage-related held-for-investment customer receivables and payables that are currently presented as a single margin account on the balance sheet. These changes were applied retrospectively and, accordingly, prior period amounts were revised to conform with the current presentation.

(b)
Included Firmwide legal expense/(benefit) of $241 million, $10 million, $69 million, $(81) million and $(18) million for the three months ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019, and December 31, 2018, respectively; and $239 million and $72 million for the full year 2019 and 2018, respectively.

(c)	Quarterly ratios are based upon annualized amounts.

(d)	Refer to page 28 for further discussion of ROTCE.

(e)	The three months ended June 30, 2019 and the full year 2019 included income tax benefits of $768 million and $1.1 billion, respectively, due to the resolution of certain tax audits.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
								Dec 31, 2019
								Change
	Dec 31,	Sep 30,		Jun 30,	Mar 31,		Dec 31,	Sep 30,	Dec 31,
	2019	2019		2019	2019		2018	2019	2018
ASSETS
Cash and due from banks	$21,704	$21,215		$23,164	$21,946		$22,324	2%	(3)%
Deposits with banks	241,927	235,382		244,874	280,658		256,469	3	(6)
Federal funds sold and securities purchased under
resale agreements	249,157	257,391		267,864	299,140		321,588	(3)	(23)
Securities borrowed	139,758	138,336		130,661	123,186		111,995	1	25
Trading assets:
Debt and equity instruments	361,337	440,298		470,495	483,069		359,501	(18)	1
Derivative receivables	49,766	55,577		52,878	50,333		54,213	(10)	(8)
Investment securities	398,239	394,251		307,264	267,365		261,828	1	52
Loans	959,769	945,218		956,889	956,245		984,554	2	(3)
Less: Allowance for loan losses	13,123	13,235		13,166	13,533		13,445	(1)	(2)
Loans, net of allowance for loan losses	946,646	931,983		943,723	942,712		971,109	2	(3)
Accrued interest and accounts receivable	72,861	88,988		88,399	72,240		73,200	(18)	—
Premises and equipment	25,813	25,117		24,665	24,160	(b)	14,934	3	73
Goodwill, MSRs and other intangible assets	53,341	53,078		53,302	54,168		54,349	—	(2)
Other assets	126,830	123,045		120,090	118,211		121,022	3	5
TOTAL ASSETS	$2,687,379	$2,764,661		$2,727,379	$2,737,188		$2,622,532	(3)	2

LIABILITIES
Deposits	$1,562,431	$1,525,261		$1,524,361	$1,493,441		$1,470,666	2	6
Federal funds purchased and securities loaned or sold
under repurchase agreements	183,675	247,766		201,683	222,677		182,320	(26)	1
Short-term borrowings	40,920	48,893		59,890	71,305		69,276	(16)	(41)
Trading liabilities:
Debt and equity instruments	75,569	90,553		106,160	117,904		103,004	(17)	(27)
Derivative payables	43,708	47,790		41,479	39,003		41,769	(9)	5
Accounts payable and other liabilities	210,407	225,063		216,137	216,173	(b)	196,710	(7)	7
Beneficial interests issued by consolidated VIEs	17,841	18,515		25,585	25,955		20,241	(4)	(12)
Long-term debt	291,498	296,472		288,869	290,893		282,031	(2)	3
TOTAL LIABILITIES	2,426,049	2,500,313		2,464,164	2,477,351		2,366,017	(3)	3

STOCKHOLDERS’ EQUITY
Preferred stock	26,993	28,363	(a)	26,993	26,993		26,068	(5)	4
Common stock	4,105	4,105		4,105	4,105		4,105	—	—
Additional paid-in capital	88,522	88,512		88,359	88,170		89,162	—	(1)
Retained earnings	223,211	217,888		212,093	205,437		199,202	2	12
Accumulated other comprehensive income/(loss)	1,569	1,800		1,114	(558)		(1,507)	(13)	NM
Shares held in RSU Trust, at cost	(21)	(21)		(21)	(21)		(21)	—	—
Treasury stock, at cost	(83,049)	(76,299)		(69,428)	(64,289)		(60,494)	(9)	(37)
TOTAL STOCKHOLDERS’ EQUITY	261,330	264,348		263,215	259,837		256,515	(1)	2
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,687,379	$2,764,661		$2,727,379	$2,737,188		$2,622,532	(3)	2

(a)	Included $1.4 billion, which was redeemed on October 30, 2019, as previously announced on September 26, 2019.

(b)
Effective January 1, 2019, the Firm adopted new accounting guidance that requires lessees to recognize on the Consolidated balance sheets all leases with lease terms greater than twelve months as a lease liability with a corresponding right-of-use (“ROU”) asset. Accordingly, the Firm recognized operating lease liabilities in Accounts payable and other liabilities and ROU assets in Premises and equipment of $8.2 billion and $8.1 billion, respectively, predominantly in Corporate and CCB.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS							FULL YEAR
						4Q19 Change				2019 Change
AVERAGE BALANCES	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19	4Q18	2019	2018	2018
ASSETS
Deposits with banks	$272,648	$267,578	$289,838	$290,281	$364,332	2%	(25)%	$280,004	$405,514	(31)%
Federal funds sold and securities purchased under
resale agreements	248,170	276,721	288,781	288,478	256,258	(10)	(3)	275,429	217,150	27
Securities borrowed	135,374	139,939	126,157	123,467	120,930	(3)	12	131,291	115,082	14
Trading assets - debt instruments (a)	323,554	339,198	351,716	322,541	257,733	(5)	26	334,269	244,771	37
Investment securities	394,002	343,134	281,232	259,400	245,020	15	61	319,875	236,688	35
Loans	948,298	947,280	954,854	968,019	961,138	—	(1)	954,539	944,885	1
All other interest-earning assets (b)	55,695	51,304	46,516	46,708	49,038	9	14	50,084	48,818	3
Total interest-earning assets (a)	2,377,741	2,365,154	2,339,094	2,298,894	2,254,449	1	5	2,345,491	2,212,908	6
Trading assets - equity and other instruments (a)	114,112	113,980	120,545	108,598	100,655	—	13	114,323	118,152	(3)
Trading assets - derivative receivables	52,860	57,062	52,659	52,522	59,386	(7)	(11)	53,786	60,734	(11)
All other noninterest-earning assets	232,557	228,856	226,757	224,700	222,015	2	5	228,241	217,104	5
TOTAL ASSETS	$2,777,270	$2,765,052	$2,739,055	$2,684,714	$2,636,505	—	5	$2,741,841	$2,608,898	5
LIABILITIES
Interest-bearing deposits (a)	$1,154,716	$1,123,452	$1,104,051	$1,080,274	$1,061,038	3	9	$1,115,848	$1,045,037	7
Federal funds purchased and securities loaned or
sold under repurchase agreements	235,481	239,698	227,313	209,065	184,684	(2)	28	227,994	189,282	20
Short-term borrowings (a)(c)	39,936	44,814	58,262	67,074	65,804	(11)	(39)	52,426	54,993	(5)
Trading liabilities - debt and other interest-bearing liabilities (a)(d)	170,049	183,369	191,655	183,478	182,784	(7)	(7)	182,105	177,788	2
Beneficial interests issued by consolidated VIEs	19,390	21,123	26,713	22,829	19,982	(8)	(3)	22,501	21,079	7
Long-term debt (a)	248,521	248,985	246,053	248,302	240,095	—	4	247,968	243,246	2
Total interest-bearing liabilities (a)	1,868,093	1,861,441	1,854,047	1,811,022	1,754,387	—	6	1,848,842	1,731,425	7
Noninterest-bearing deposits (a)	413,582	407,428	408,243	399,468	405,255	2	2	407,219	411,424	(1)
Trading liabilities - equity and other instruments (a)	28,197	31,310	30,170	34,734	37,812	(10)	(25)	31,085	34,667	(10)
Trading liabilities - derivative payables	44,361	45,987	40,233	39,567	43,538	(4)	2	42,560	43,075	(1)
All other noninterest-bearing liabilities (a)	162,490	155,032	146,343	142,746	139,015	5	17	151,717	132,836	14
TOTAL LIABILITIES	2,516,723	2,501,198	2,479,036	2,427,537	2,380,007	1	6	2,481,423	2,353,427	5
Preferred stock	27,669	28,241	26,993	27,126	26,602	(2)	4	27,511	26,249	5
Common stockholders’ equity	232,878	235,613	233,026	230,051	229,896	(1)	1	232,907	229,222	2
TOTAL STOCKHOLDERS’ EQUITY	260,547	263,854	260,019	257,177	256,498	(1)	2	260,418	255,471	2
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,777,270	$2,765,052	$2,739,055	$2,684,714	$2,636,505	—	5	$2,741,841	$2,608,898	5

AVERAGE RATES (e)
INTEREST-EARNING ASSETS
Deposits with banks	1.00%	1.33%	1.57%	1.64%	1.59%			1.39%	1.46%
Federal funds sold and securities purchased under
resale agreements	2.05	2.21	2.33	2.32	2.06			2.23	1.76
Securities borrowed (a)	0.81	1.23	1.48	1.30	1.19			1.20	0.79
Trading assets - debt instruments (a)	3.03	3.12	3.34	3.50	3.62			3.25	3.58
Investment securities	2.65	2.92	3.28	3.37	3.32			3.01	3.23
Loans	5.11	5.29	5.36	5.41	5.26			5.29	5.06
All other interest-earning assets (a)(b)	3.45	4.27	4.07	3.98	3.73			3.93	3.87
Total interest-earning assets (a)	3.35	3.56	3.73	3.80	3.65			3.61	3.47

INTEREST-BEARING LIABILITIES
Interest-bearing deposits (a)	0.67	0.85	0.88	0.82	0.73			0.80	0.57
Federal funds purchased and securities loaned or
sold under repurchase agreements	1.77	2.05	2.16	2.15	1.94			2.03	1.62
Short-term borrowings (a)(c)	1.97	2.31	2.49	2.59	2.34			2.38	2.08
Trading liabilities - debt and other interest-bearing liabilities (a)(d)	1.04	1.43	1.60	1.59	1.55			1.42	1.34
Beneficial interests issued by consolidated VIEs	2.22	2.53	2.63	2.66	2.53			2.52	2.34
Long-term debt (a)	3.21	3.49	3.69	3.82	3.58			3.55	3.28
Total interest-bearing liabilities (a)	1.22	1.47	1.56	1.55	1.41			1.45	1.22

INTEREST RATE SPREAD (a)	2.13%	2.09%	2.17%	2.25%	2.24%			2.16%	2.25%
NET YIELD ON INTEREST-EARNING ASSETS (a)	2.38%	2.41%	2.49%	2.57%	2.55%			2.46%	2.52%
Memo: Net yield on interest-earning assets excluding CIB Markets (f)	3.06%	3.23%	3.35%	3.43%	3.35%			3.27%	3.25%

(a)
In the second quarter of 2019, the Firm implemented certain presentation changes that impacted interest income and interest expense, but had no effect on net interest income. These changes were made to align the accounting treatment between the balance sheet and the related interest income or expense, primarily by offsetting interest income and expense for certain prime brokerage-related held-for-investment customer receivables and payables that are currently presented as a single margin account on the balance sheet. In addition, the Firm reclassified balances related to certain instruments and structured notes from interest-earning/bearing to noninterest-earning/bearing assets and liabilities as the associated returns are recorded in principal transactions revenue and not in net interest income. These changes were applied retrospectively and, accordingly, prior period amounts were revised to conform with the current presentation.

(b)
Includes prime brokerage-related held-for-investment customer receivables, which are classified in accrued interest and accounts receivable, and all other interest-earning assets, which are classified in other assets on the Consolidated Balance Sheets.

(c)	Includes commercial paper.

(d)	Other interest-bearing liabilities include prime brokerage-related customer payables.

(e)	Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.

(f)	Net yield on interest-earning assets excluding CIB Markets is a non-GAAP financial measure. Refer to page 28 for further discussion of the net yield on interest-earning assets excluding CIB Markets.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. Refer to the notes on Non-GAAP Financial Measures on page 28 for additional information on managed basis.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							FULL YEAR
						4Q19 Change				2019 Change
	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19	4Q18	2019	2018	2018
OTHER INCOME
Other income - reported	$1,492	$1,472	$1,292	$1,475	$1,302	1%	15%	$5,731	$5,343	7%
Fully taxable-equivalent adjustments (a)	757	596	596	585	540	27	40	2,534	1,877	35
Other income - managed	$2,249	$2,068	$1,888	$2,060	$1,842	9	22	$8,265	$7,220	14

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$14,165	$15,113	$14,434	$14,670	$11,755	(6)	21	$58,382	$53,970	8
Fully taxable-equivalent adjustments (a)	757	596	596	585	540	27	40	2,534	1,877	35
Total noninterest revenue - managed	$14,922	$15,709	$15,030	$15,255	$12,295	(5)	21	$60,916	$55,847	9

NET INTEREST INCOME
Net interest income - reported	$14,166	$14,228	$14,398	$14,453	$14,354	—	(1)	$57,245	$55,059	4
Fully taxable-equivalent adjustments (a)	123	127	138	143	155	(3)	(21)	531	628	(15)
Net interest income - managed	$14,289	$14,355	$14,536	$14,596	$14,509	—	(2)	$57,776	$55,687	4

TOTAL NET REVENUE
Total net revenue - reported	$28,331	$29,341	$28,832	$29,123	$26,109	(3)	9	$115,627	$109,029	6
Fully taxable-equivalent adjustments (a)	880	723	734	728	695	22	27	3,065	2,505	22
Total net revenue - managed	$29,211	$30,064	$29,566	$29,851	$26,804	(3)	9	$118,692	$111,534	6

PRE-PROVISION PROFIT
Pre-provision profit - reported	$11,992	$12,919	$12,491	$12,728	$10,389	(7)	15	$50,130	$45,635	10
Fully taxable-equivalent adjustments (a)	880	723	734	728	695	22	27	3,065	2,505	22
Pre-provision profit - managed	$12,872	$13,642	$13,225	$13,456	$11,084	(6)	16	$53,195	$48,140	11

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$10,565	$11,405	$11,342	$11,233	$8,841	(7)	20	$44,545	$40,764	9
Fully taxable-equivalent adjustments (a)	880	723	734	728	695	22	27	3,065	2,505	22
Income before income tax expense - managed	$11,445	$12,128	$12,076	$11,961	$9,536	(6)	20	$47,610	$43,269	10

INCOME TAX EXPENSE
Income tax expense - reported	$2,045	$2,325	$1,690	$2,054	$1,775	(12)	15	$8,114	$8,290	(2)
Fully taxable-equivalent adjustments (a)	880	723	734	728	695	22	27	3,065	2,505	22
Income tax expense - managed	$2,925	$3,048	$2,424	$2,782	$2,470	(4)	18	$11,179	$10,795	4

OVERHEAD RATIO
Overhead ratio - reported	58%	56%	57%	56%	60%			57%	58%
Overhead ratio - managed	56	55	55	55	59			55	57

(a) Predominantly recognized in CIB, CB and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS							FULL YEAR
						4Q19 Change				2019 Change
	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19	4Q18	2019	2018	2018
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$14,040	$14,259	$13,833	$13,751	$13,695	(2)%	3%	$55,883	$52,079	7%
Corporate & Investment Bank	9,471	9,338	9,641	9,848	7,237	1	31	38,298	36,448	5
Commercial Banking	2,228	2,207	2,211	2,338	2,306	1	(3)	8,984	9,059	(1)
Asset & Wealth Management	3,700	3,568	3,559	3,489	3,439	4	8	14,316	14,076	2
Corporate	(228)	692	322	425	127	NM	NM	1,211	(128)	NM
TOTAL NET REVENUE	$29,211	$30,064	$29,566	$29,851	$26,804	(3)	9	$118,692	$111,534	6

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$7,233	$7,290	$7,162	$7,211	$7,065	(1)	2	$28,896	$27,835	4
Corporate & Investment Bank	5,231	5,348	5,487	5,453	4,681	(2)	12	21,519	20,918	3
Commercial Banking	882	881	864	873	845	—	4	3,500	3,386	3
Asset & Wealth Management	2,650	2,622	2,596	2,647	2,621	1	1	10,515	10,353	2
Corporate	343	281	232	211	508	22	(32)	1,067	902	18
TOTAL NONINTEREST EXPENSE	$16,339	$16,422	$16,341	$16,395	$15,720	(1)	4	$65,497	$63,394	3

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$6,807	$6,969	$6,671	$6,540	$6,630	(2)	3	$26,987	$24,244	11
Corporate & Investment Bank	4,240	3,990	4,154	4,395	2,556	6	66	16,779	15,530	8
Commercial Banking	1,346	1,326	1,347	1,465	1,461	2	(8)	5,484	5,673	(3)
Asset & Wealth Management	1,050	946	963	842	818	11	28	3,801	3,723	2
Corporate	(571)	411	90	214	(381)	NM	(50)	144	(1,030)	NM
PRE-PROVISION PROFIT	$12,872	$13,642	$13,225	$13,456	$11,084	(6)	16	$53,195	$48,140	11

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$1,207	$1,311	$1,120	$1,314	$1,348	(8)	(10)	$4,952	$4,753	4
Corporate & Investment Bank	98	92	—	87	82	7	20	277	(60)	NM
Commercial Banking	110	67	29	90	106	64	4	296	129	129
Asset & Wealth Management	13	44	2	2	13	(70)	—	61	53	15
Corporate	(1)	—	(2)	2	(1)	NM	—	(1)	(4)	75
PROVISION FOR CREDIT LOSSES	$1,427	$1,514	$1,149	$1,495	$1,548	(6)	(8)	$5,585	$4,871	15

NET INCOME/(LOSS)
Consumer & Community Banking	$4,231	$4,273	$4,174	$3,963	$4,028	(1)	5	$16,641	$14,852	12
Corporate & Investment Bank	2,927	2,809	2,935	3,251	1,975	4	48	11,922	11,773	1
Commercial Banking	938	937	996	1,053	1,036	—	(9)	3,924	4,237	(7)
Asset & Wealth Management	785	668	719	661	604	18	30	2,833	2,853	(1)
Corporate	(361)	393	828	251	(577)	NM	37	1,111	(1,241)	NM
TOTAL NET INCOME	$8,520	$9,080	$9,652	$9,179	$7,066	(6)	21	$36,431	$32,474	12

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Dec 31, 2019
							Change		FULL YEAR
	Dec 31,		Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,			2019 Change
	2019		2019	2019	2019	2018	2019	2018	2019	2018	2018
CAPITAL (a)
Risk-based capital metrics
Standardized
CET1 capital	$187,692	(e)	$188,151	$189,169	$186,116	$183,474	—%	2%
Tier 1 capital	214,362	(e)	214,831	215,808	212,644	209,093	—	3
Total capital	242,485	(e)	243,500	244,490	241,483	237,511	—	2
Risk-weighted assets	1,517,601	(e)	1,527,762	1,545,101	1,542,903	1,528,916	(1)	(1)
CET1 capital ratio	12.4%	(e)	12.3%	12.2%	12.1%	12.0%
Tier 1 capital ratio	14.1	(e)	14.1	14.0	13.8	13.7
Total capital ratio	16.0	(e)	15.9	15.8	15.7	15.5

Advanced
CET1 capital	$187,692	(e)	$188,151	$189,169	$186,116	$183,474	—	2
Tier 1 capital	214,362	(e)	214,831	215,808	212,644	209,093	—	3
Total capital	232,481	(e)	233,203	234,507	231,454	227,435	—	2
Risk-weighted assets	1,400,148	(e)	1,435,693	1,449,211	1,432,526	1,421,205	(2)	(1)
CET1 capital ratio	13.4%	(e)	13.1%	13.1%	13.0%	12.9%
Tier 1 capital ratio	15.3	(e)	15.0	14.9	14.8	14.7
Total capital ratio	16.6	(e)	16.2	16.2	16.2	16.0

Leverage-based capital metrics
Adjusted average assets (b)	$2,730,170	(e)	$2,717,852	$2,692,225	$2,637,741	$2,589,887	—	5
Tier 1 leverage ratio	7.9%	(e)	7.9%	8.0%	8.1%	8.1%

Total leverage exposure	3,423,235	(e)	3,404,535	3,367,154	3,309,501	3,269,988	1	5
SLR	6.3%	(e)	6.3%	6.4%	6.4%	6.4%

TANGIBLE COMMON EQUITY (period-end) (c)
Common stockholders’ equity	$234,337		$235,985	$236,222	$232,844	$230,447	(1)	2
Less: Goodwill	47,823		47,818	47,477	47,474	47,471	—	1
Less: Other intangible assets	819		841	732	737	748	(3)	9
Add: Deferred tax liabilities (d)	2,381		2,371	2,316	2,293	2,280	—	4
Total tangible common equity	$188,076		$189,697	$190,329	$186,926	$184,508	(1)	2

TANGIBLE COMMON EQUITY (average) (c)
Common stockholders’ equity	$232,878		$235,613	$233,026	$230,051	$229,896	(1)	1	$232,907	$229,222	2%
Less: Goodwill	47,819		47,707	47,472	47,475	47,478	—	1	47,620	47,491	—
Less: Other intangible assets	831		842	741	744	765	(1)	9	789	807	(2)
Add: Deferred tax liabilities (d)	2,375		2,344	2,304	2,287	2,260	1	5	2,328	2,231	4
Total tangible common equity	$186,603		$189,408	$187,117	$184,119	$183,913	(1)	1	$186,826	$183,155	2

INTANGIBLE ASSETS (period-end)
Goodwill	$47,823		$47,818	$47,477	$47,474	$47,471	—	1
Mortgage servicing rights	4,699		4,419	5,093	5,957	6,130	6	(23)
Other intangible assets	819		841	732	737	748	(3)	9
Total intangible assets	$53,341		$53,078	$53,302	$54,168	$54,349	—	(2)

(a)
The Basel III capital rules became fully phased-in effective January 1, 2019. Prior to this date, the required capital measures were subject to the transitional rules which, as of December 31, 2018, were the same on a fully phased-in and transitional basis. Refer to Capital Risk Management on pages 85-94 of the Firm’s 2018 Form 10-K and pages 45-49 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019 for additional information on these measures.

(b)
Adjusted average assets, for purposes of calculating leverage ratios, includes total quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill and other intangible assets.

(c)	Refer to page 28 for further discussion of TCE.

(d)
Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(e)	Estimated.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q19 Change				2019 Change
	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19	4Q18	2019	2018	2018
EARNINGS PER SHARE
Basic earnings per share
Net income	$8,520	$9,080	$9,652	$9,179	$7,066	(6)%	21%	$36,431	$32,474	12%
Less: Preferred stock dividends	386	423	404	374	384	(9)	1	1,587	1,551	2
Net income applicable to common equity	8,134	8,657	9,248	8,805	6,682	(6)	22	34,844	30,923	13
Less: Dividends and undistributed earnings allocated to
participating securities	44	51	56	52	41	(14)	7	202	214	(6)
Net income applicable to common stockholders	$8,090	$8,606	$9,192	$8,753	$6,641	(6)	22	$34,642	$30,709	13

Total weighted-average basic shares outstanding	3,140.7	3,198.5	3,250.6	3,298.0	3,335.8	(2)	(6)	3,221.5	3,396.4	(5)
Net income per share	$2.58	$2.69	$2.83	$2.65	$1.99	(4)	30	$10.75	$9.04	19

Diluted earnings per share
Net income applicable to common stockholders	$8,090	$8,606	$9,192	$8,753	$6,641	(6)	22	$34,642	$30,709	13
Total weighted-average basic shares outstanding	3,140.7	3,198.5	3,250.6	3,298.0	3,335.8	(2)	(6)	3,221.5	3,396.4	(5)
Add: Employee stock options, stock appreciation rights (“SARs”), warrants and unvested performance share units (“PSUs”)	7.8	8.7	9.1	10.2	11.5	(10)	(32)	8.9	17.6	(49)
Total weighted-average diluted shares outstanding	3,148.5	3,207.2	3,259.7	3,308.2	3,347.3	(2)	(6)	3,230.4	3,414.0	(5)
Net income per share	$2.57	$2.68	$2.82	$2.65	$1.98	(4)	30	$10.72	$9.00	19

COMMON DIVIDENDS
Cash dividends declared per share	$0.90	$0.90	$0.80	$0.80	$0.80	—	13	$3.40	$2.72	25
Dividend payout ratio	35%	33%	28%	30%	40%			31%	30%

COMMON EQUITY REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	54.0	62.0	47.5	49.5	55.5	(13)	(3)	213.0	181.5	17
Average price paid per share of common stock	$127.24	$112.07	$109.83	$102.78	$106.80	14	19	$113.26	$110.09	3
Aggregate repurchases of common equity	6,871	6,949	5,210	5,091	5,928	(1)	16	24,121	19,983	21

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	1.5	1.0	1.0	17.7	1.2	50	25	21.2	22.6	(6)
Net impact of employee issuances on stockholders’ equity (b)	$132	$232	$258	$348	$240	(43)	(45)	$970	$687	41

(a)	On June 27, 2019, the Firm announced that it is authorized to repurchase up to $29.4 billion of common equity between July 1, 2019 and June 30, 2020, under a new equity repurchase program.

(b)
The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and SARs.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q19 Change				2019 Change
	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19	4Q18	2019	2018	2018
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$1,032	$1,026	$928	$873	$956	1%	8%	$3,859	$3,624	6%
Asset management, administration and commissions	609	608	664	618	610	—	—	2,499	2,402	4
Mortgage fees and related income (a)	474	886	279	396	203	(47)	133	2,035	1,252	63
Card income	1,246	1,176	1,257	1,168	1,255	6	(1)	4,847	4,554	6
All other income	1,413	1,399	1,312	1,278	1,173	1	20	5,402	4,428	22
Noninterest revenue	4,774	5,095	4,440	4,333	4,197	(6)	14	18,642	16,260	15
Net interest income (a)	9,266	9,164	9,393	9,418	9,498	1	(2)	37,241	35,819	4
TOTAL NET REVENUE	14,040	14,259	13,833	13,751	13,695	(2)	3	55,883	52,079	7

Provision for credit losses	1,207	1,311	1,120	1,314	1,348	(8)	(10)	4,952	4,753	4

NONINTEREST EXPENSE
Compensation expense	2,637	2,683	2,672	2,708	2,618	(2)	1	10,700	10,534	2
Noncompensation expense (b)	4,596	4,607	4,490	4,503	4,447	—	3	18,196	17,301	5
TOTAL NONINTEREST EXPENSE	7,233	7,290	7,162	7,211	7,065	(1)	2	28,896	27,835	4

Income before income tax expense	5,600	5,658	5,551	5,226	5,282	(1)	6	22,035	19,491	13
Income tax expense	1,369	1,385	1,377	1,263	1,254	(1)	9	5,394	4,639	16
NET INCOME	$4,231	$4,273	$4,174	$3,963	$4,028	(1)	5	$16,641	$14,852	12

REVENUE BY LINE OF BUSINESS
Consumer & Business Banking	$6,442	$6,688	$6,797	$6,568	$6,567	(4)	(2)	$26,495	$24,805	7
Home Lending (a)	1,250	1,465	1,118	1,346	1,322	(15)	(5)	5,179	5,484	(6)
Card, Merchant Services & Auto	6,348	6,106	5,918	5,837	5,806	4	9	24,209	21,790	11

MORTGAGE FEES AND RELATED INCOME DETAILS:
Net production revenue (a)	327	738	353	200	(28)	(56)	NM	1,618	268	NM
Net mortgage servicing revenue (c)	147	148	(74)	196	231	(1)	(36)	417	984	(58)
Mortgage fees and related income	$474	$886	$279	$396	$203	(47)	133	$2,035	$1,252	63

FINANCIAL RATIOS
ROE	31%	32%	31%	30%	30%			31%	28%
Overhead ratio	52	51	52	52	52			52	53

(a)
Net production revenue in the third quarter of 2019 included approximately $350 million of gains on the sale of certain mortgage loans that were predominantly offset by a charge in net interest income for the unwind of the related internal funding from Treasury and Chief Investment Office (“CIO”) associated with these loans. The charge reflects the net present value of that funding and is recognized as interest income in Treasury and CIO. Refer to footnote (a) in Corporate on page 23 and Funds Transfer Pricing (“FTP”) on page 60 of the Firm’s 2018 Form 10-K for further information.

(b)
Included depreciation expense on leased assets of $1.1 billion, $1.0 billion, $959 million, $969 million and $927 million for the three months ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019, and December 31, 2018, respectively, and $4.1 billion and $3.4 billion for the full year 2019 and 2018, respectively.

(c)
Included MSR risk management results of $35 million, $53 million, $(244) million, $(9) million and $(17) million for the three months ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019, and December 31, 2018, respectively, and $(165) million and $(111) million for the full year 2019 and 2018, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q19 Change				2019 Change
	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19	4Q18	2019	2018	2018
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$539,090	$532,487	$550,690	$552,486	$557,441	1%	(3)%	$539,090	$557,441	(3)%

Loans:
Consumer & Business Banking	27,199	26,699	26,616	26,492	26,612	2	2	27,199	26,612	2
Home equity	30,163	31,552	32,958	34,417	36,013	(4)	(16)	30,163	36,013	(16)
Residential mortgage	169,636	171,787	186,575	196,182	203,859	(1)	(17)	169,636	203,859	(17)
Home Lending	199,799	203,339	219,533	230,599	239,872	(2)	(17)	199,799	239,872	(17)
Card	168,924	159,571	157,576	150,527	156,632	6	8	168,924	156,632	8
Auto	61,522	61,410	62,073	62,786	63,573	—	(3)	61,522	63,573	(3)
Total loans	457,444	451,019	465,798	470,404	486,689	1	(6)	457,444	486,689	(6)
Core loans	414,107	405,662	418,177	420,417	434,466	2	(5)	414,107	434,466	(5)

Deposits	718,416	701,170	695,100	702,587	678,854	2	6	718,416	678,854	6
Equity	52,000	52,000	52,000	52,000	51,000	—	2	52,000	51,000	2

SELECTED BALANCE SHEET DATA (average)
Total assets	$534,350	$538,500	$542,337	$553,832	$554,600	(1)	(4)	$542,191	$547,368	(1)

Loans:
Consumer & Business Banking	26,820	26,550	26,570	26,488	26,474	1	1	26,608	26,197	2
Home equity	30,842	32,215	33,676	35,224	36,703	(4)	(16)	32,975	39,133	(16)
Residential mortgage	170,757	181,157	191,009	203,725	205,471	(6)	(17)	186,557	202,624	(8)
Home Lending	201,599	213,372	224,685	238,949	242,174	(6)	(17)	219,532	241,757	(9)
Card	162,112	158,168	153,746	151,134	150,594	2	8	156,325	145,652	7
Auto	61,100	61,371	62,236	62,763	63,426	—	(4)	61,862	64,675	(4)
Total loans	451,631	459,461	467,237	479,334	482,668	(2)	(6)	464,327	478,281	(3)
Core loans	407,325	413,036	418,470	428,215	429,167	(1)	(5)	416,694	419,066	(1)

Deposits	708,015	693,980	690,892	681,013	673,782	2	5	693,550	670,388	3
Equity	52,000	52,000	52,000	52,000	51,000	—	2	52,000	51,000	2

Headcount	127,137	127,687	127,732	128,419	129,518	—	(2)	127,137	129,518	(2)

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS							FULL YEAR
						4Q19 Change				2019 Change
	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19	4Q18	2019	2018	2018
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)(b)	$3,018	$3,099	$3,142	$3,265	$3,339	(3)%	(10)%	$3,018	$3,339	(10)%
Net charge-offs/(recoveries) (c)
Consumer & Business Banking	92	79	66	59	65	16	42	296	236	25
Home equity	(7)	(25)	(16)	—	(4)	72	(75)	(48)	(7)	NM
Residential mortgage	(16)	(17)	(12)	(5)	(35)	6	54	(50)	(287)	83
Home Lending	(23)	(42)	(28)	(5)	(39)	45	41	(98)	(294)	67
Card	1,231	1,175	1,240	1,202	1,111	5	11	4,848	4,518	7
Auto	57	49	42	58	61	16	(7)	206	243	(15)
Total net charge-offs/(recoveries)	$1,357	$1,261	$1,320	$1,314	$1,198	8	13	$5,252	$4,703	12
Net charge-off/(recovery) rate (c)
Consumer & Business Banking	1.36%	1.18%	1.00%	0.90%	0.97%			1.11%	0.90%
Home equity (d)	(0.12)	(0.41)	(0.25)	—	(0.06)			(0.19)	(0.02)
Residential mortgage (d)	(0.04)	(0.04)	(0.03)	(0.01)	(0.07)			(0.03)	(0.16)
Home Lending (d)	(0.05)	(0.09)	(0.06)	(0.01)	(0.07)			(0.05)	(0.14)
Card	3.01	2.95	3.24	3.23	2.93			3.10	3.10
Auto	0.37	0.32	0.27	0.37	0.38			0.33	0.38
Total net charge-off/(recovery) rate (d)	1.26	1.16	1.19	1.17	1.04			1.20	1.04

30+ day delinquency rate
Home Lending (e)(f)	0.76%	0.78%	0.71%	0.77%	0.77%			0.76%	0.77%
Card	1.87	1.84	1.71	1.85	1.83			1.87	1.83
Auto	0.94	0.88	0.82	0.63	0.93			0.94	0.93

90+ day delinquency rate - Card	0.95	0.90	0.87	0.97	0.92			0.95	0.92

Allowance for loan losses
Consumer & Business Banking	$746	$746	$796	$796	$796	—	(6)	$746	$796	(6)
Home Lending, excluding PCI loans	903	903	1,003	1,003	1,003	—	(10)	903	1,003	(10)
Home Lending - PCI loans (c)	987	1,256	1,299	1,738	1,788	(21)	(45)	987	1,788	(45)
Card	5,683	5,583	5,383	5,183	5,184	2	10	5,683	5,184	10
Auto	465	465	465	465	464	—	—	465	464	—
Total allowance for loan losses (c)	$8,784	$8,953	$8,946	$9,185	$9,235	(2)	(5)	$8,784	$9,235	(5)

Note : CCB provides several non-GAAP financial measures which exclude the impact of PCI loans. Refer to page 28 for further discussion of these measures.

(a)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as each of the pools is performing.

(b)
At December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $961 million, $1.6 billion, $1.8 billion, $2.2 billion and $2.6 billion, respectively. These amounts have been excluded based upon the government guarantee.

(c)
Net charge-offs/(recoveries) and the net charge-off/(recovery) rates for the three months ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, excluded write-offs in the PCI portfolio of $19 million, $43 million, $39 million, $50 million and $36 million, respectively, and for the full year 2019 and 2018 excluded $151 million and $187 million, respectively. These write-offs decreased the allowance for loan losses for PCI loans. Refer to Summary of Changes in the Allowances on page 26 for further information on PCI write-offs.

(d)
Excludes the impact of PCI loans. For the three months ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, the net charge-off/(recovery) rates including the impact of PCI loans were as follows: (1) home equity of (0.09)%, (0.31)%, (0.19)%, –% and (0.04)%, respectively; (2) residential mortgage of (0.04)%, (0.04)%, (0.03)%, (0.01)% and (0.07)%, respectively; (3) Home Lending of (0.05)%, (0.08)%, (0.05)%, (0.01)% and (0.06)%, respectively; and (4) total CCB of 1.20%, 1.10%, 1.14%, 1.11% and 0.99%, respectively. For the full year 2019 and 2018, the net charge-off/(recovery) rates including the impact of PCI loans were as follows: (1) home equity of (0.15)% and (0.02)%, respectively; (2) residential mortgage of (0.03)% and (0.14)%, respectively; (3) Home Lending of (0.05)% and (0.12)%, respectively; and (4) total CCB of 1.14% and 0.98%, respectively.

(e)
At December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, excluded mortgage loans insured by U.S. government agencies of $1.7 billion, $2.7 billion, $2.9 billion, $3.2 billion and $4.1 billion, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(f)
Excludes PCI loans. The 30+ day delinquency rate for PCI loans was 8.44%, 8.56%, 8.71%, 8.90% and 9.16% at December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS												FULL YEAR
											4Q19 Change						2019 Change
	4Q19		3Q19		2Q19		1Q19		4Q18		3Q19	4Q18	2019		2018		2018
BUSINESS METRICS
Number of:
Branches	4,976		4,949		4,970		5,028		5,036		1%	(1)%	4,976		5,036		(1)%
Active digital customers (in thousands) (a)	52,421		51,843		51,032		50,651		49,254		1	6	52,421		49,254		6
Active mobile customers (in thousands) (b)	37,297		36,510		35,392		34,371		33,260		2	12	37,297		33,260		12

Debit and credit card sales volume (in billions)	$295.6		$282.2		$281.5		$255.1		$270.5		5	9	$1,114.4		$1,016.9		10

Consumer & Business Banking
Average deposits	$691,696		$678,281		$676,663		$668,526		$660,279		2	5	$678,854		$656,537		3
Deposit margin	2.28%		2.47%		2.60%		2.62%		2.55%				2.49%		2.38%
Business banking origination volume	$1,827		$1,550		$1,741		$1,480		$1,477		18	24	$6,598		$6,683		(1)
Client investment assets	358,036		337,915		328,141		312,310		282,463		6	27	358,036		282,463		27

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$16.4		$14.2		$12.5		$7.9		$9.0		15	82	$51.0		$38.3		33
Correspondent	16.9		18.2		12.0		7.1		8.2		(7)	106	54.2		41.1		32
Total mortgage origination volume (c)	$33.3		$32.4		$24.5		$15.0		$17.2		3	94	$105.2		$79.4		32
Total loans serviced (period-end)	$761.4		$774.8		$780.1		$791.5		$789.8		(2)	(4)	$761.4		$789.8		(4)
Third-party mortgage loans serviced (period-end)	520.8		535.8		526.6		529.6		519.6		(3)	—	520.8		519.6		—
MSR carrying value (period-end)	4.7		4.4		5.1		6.0		6.1		7	(23)	4.7		6.1		(23)
Ratio of MSR carrying value (period-end) to third-party
mortgage loans serviced (period-end)	0.90%		0.82%		0.97%		1.13%		1.17%				0.90%		1.17%
MSR revenue multiple (d)	2.73	x	2.41	x	2.69	x	3.32	x	3.34	x			2.65	x	3.34	x

Card, excluding Commercial Card
Credit card sales volume (in billions)	$204.2		$193.6		$192.5		$172.5		$185.3		5	10	$762.8		$692.4		10

Card Services
Net revenue rate	11.59%		11.40%		11.48%		11.63%		11.57%				11.52%		11.27%

Merchant Services
Merchant processing volume (in billions)	$402.9		$380.5		$371.6		$356.5		$375.2		6	7	$1,511.5		$1,366.1		11

Auto
Loan and lease origination volume (in billions)	$8.5		$9.1		$8.5		$7.9		$7.0		(7)	21	$34.0		$31.8		7
Average auto operating lease assets	22,427		21,765		21,314		20,831		20,041		3	12	21,589		18,809		15

(a)	Users of all web and/or mobile platforms who have logged in within the past 90 days.

(b)	Users of all mobile platforms who have logged in within the past 90 days.

(c)
Firmwide mortgage origination volume was $37.4 billion, $35.8 billion, $26.3 billion, $16.4 billion and $18.7 billion for the three months ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, respectively, and $115.9 billion and $86.9 billion for the full year 2019 and 2018, respectively.

(d)
Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS							FULL YEAR
						4Q19 Change					2019 Change
	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19	4Q18	2019	2018		2018
INCOME STATEMENT
REVENUE
Investment banking fees	$1,904	$1,981	$1,846	$1,844	$1,815	(4)%	5%	$7,575	$7,473		1%
Principal transactions	2,930	3,418	3,885	4,163	1,485	(14)	97	14,396	12,271		17
Lending- and deposit-related fees	423	360	374	361	361	18	17	1,518	1,497		1
Asset management, administration and commissions	1,098	1,197	1,149	1,101	1,072	(8)	2	4,545	4,488		1
All other income	459	226	229	194	281	103	63	1,108	1,239	(c)	(11)
Noninterest revenue	6,814	7,182	7,483	7,663	5,014	(5)	36	29,142	26,968		8
Net interest income	2,657	2,156	2,158	2,185	2,223	23	20	9,156	9,480		(3)
TOTAL NET REVENUE (a)	9,471	9,338	9,641	9,848	7,237	1	31	38,298	36,448		5

Provision for credit losses	98	92	—	87	82	7	20	277	(60)		NM

NONINTEREST EXPENSE
Compensation expense	2,237	2,734	2,698	2,949	2,057	(18)	9	10,618	10,215		4
Noncompensation expense	2,994	2,614	2,789	2,504	2,624	15	14	10,901	10,703		2
TOTAL NONINTEREST EXPENSE	5,231	5,348	5,487	5,453	4,681	(2)	12	21,519	20,918		3

Income before income tax expense	4,142	3,898	4,154	4,308	2,474	6	67	16,502	15,590		6
Income tax expense	1,215	1,089	1,219	1,057	499	12	143	4,580	3,817		20
NET INCOME	$2,927	$2,809	$2,935	$3,251	$1,975	4	48	$11,922	$11,773		1

FINANCIAL RATIOS
ROE	14%	13%	14%	16%	10%			14%	16%
Overhead ratio	55	57	57	55	65			56	57
Compensation expense as percentage of total net revenue	24	29	28	30	28			28	28

REVENUE BY BUSINESS
Investment Banking	$1,823	$1,871	$1,776	$1,745	$1,720	(3)	6	$7,215	$6,987		3
Treasury Services	1,182	1,101	1,135	1,147	1,217	7	(3)	4,565	4,697		(3)
Lending	325	329	337	340	344	(1)	(6)	1,331	1,298		3
Total Banking	3,330	3,301	3,248	3,232	3,281	1	1	13,111	12,982		1
Fixed Income Markets	3,446	3,557	3,690	3,725	1,856	(3)	86	14,418	12,706		13
Equity Markets	1,508	1,517	1,728	1,741	1,317	(1)	15	6,494	6,888		(6)
Securities Services	1,061	1,034	1,045	1,014	1,026	3	3	4,154	4,245		(2)
Credit Adjustments & Other (b)	126	(71)	(70)	136	(243)	NM	NM	121	(373)		NM
Total Markets & Securities Services	6,141	6,037	6,393	6,616	3,956	2	55	25,187	23,466	(c)	7
TOTAL NET REVENUE	$9,471	$9,338	$9,641	$9,848	$7,237	1	31	$38,298	$36,448		5

(a)
Includes tax-equivalent adjustments, predominantly due to income tax credits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; as well as tax-exempt income from municipal bonds of $646 million, $527 million, $547 million, $539 million and $465 million for the three months ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019, and December 31, 2018, respectively and $2.3 billion and $1.7 billion for the full year 2019 and 2018, respectively.

(b)
Consists primarily of credit valuation adjustments (“CVA”) managed centrally within CIB and funding valuation adjustments (“FVA”) on derivatives. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.

(c)
Included $505 million of fair value gains related to the adoption of the recognition and measurement accounting guidance in the first quarter of 2018 for certain equity investments previously held at cost.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS							FULL YEAR
						4Q19 Change				2019 Change
	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19	4Q18	2019	2018	2018
SELECTED BALANCE SHEET DATA (period-end)
Assets	$908,153	$1,023,132	$962,498	$1,006,111	$903,051	(11)%	1%	$908,153	$903,051	1%
Loans:
Loans retained (a)	121,733	118,290	123,074	127,086	129,389	3	(6)	121,733	129,389	(6)
Loans held-for-sale and loans at fair value	10,112	8,324	6,838	7,783	13,050	21	(23)	10,112	13,050	(23)
Total loans	131,845	126,614	129,912	134,869	142,439	4	(7)	131,845	142,439	(7)
Core loans	131,672	126,445	129,747	134,692	142,122	4	(7)	131,672	142,122	(7)

Equity	80,000	80,000	80,000	80,000	70,000	—	14	80,000	70,000	14

SELECTED BALANCE SHEET DATA (average)
Assets	$985,665	$1,003,395	$992,792	$959,842	$918,643	(2)	7	985,544	$922,758	7
Trading assets - debt and equity instruments	398,604	415,450	421,775	381,312	334,033	(4)	19	404,363	349,169	16
Trading assets - derivative receivables	45,153	48,266	48,815	50,609	59,393	(6)	(24)	48,196	60,552	(20)
Loans:
Loans retained (a)	119,412	119,007	124,194	126,990	118,857	—	—	122,371	114,417	7
Loans held-for-sale and loans at fair value	9,708	8,344	7,763	8,615	6,852	16	42	8,609	6,412	34
Total loans	129,120	127,351	131,957	135,605	125,709	1	3	130,980	120,829	8
Core loans	128,953	127,187	131,792	135,420	125,505	1	3	130,810	120,560	9

Equity	80,000	80,000	80,000	80,000	70,000	—	14	80,000	70,000	14

Headcount	55,991	55,873	54,959	54,697	54,480	—	3	55,991	54,480	3

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$43	$38	$72	$30	$(1)	13	NM	$183	$93	97
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (b)	308	712	569	812	443	(57)	(30)	308	443	(30)
Nonaccrual loans held-for-sale and loans at fair value	95	262	370	313	220	(64)	(57)	95	220	(57)
Total nonaccrual loans	403	974	939	1,125	663	(59)	(39)	403	663	(39)

Derivative receivables	30	26	39	44	60	15	(50)	30	60	(50)
Assets acquired in loan satisfactions	70	75	58	58	57	(7)	23	70	57	23
Total nonperforming assets	503	1,075	1,036	1,227	780	(53)	(36)	503	780	(36)
Allowance for credit losses:
Allowance for loan losses	1,202	1,171	1,131	1,252	1,199	3	—	1,202	1,199	—
Allowance for lending-related commitments	848	824	807	758	754	3	12	848	754	12
Total allowance for credit losses	2,050	1,995	1,938	2,010	1,953	3	5	2,050	1,953	5

Net charge-off/(recovery) rate (a)(c)	0.14%	0.13%	0.23%	0.10%	—%			0.15%	0.08%
Allowance for loan losses to period-end loans retained (a)	0.99	0.99	0.92	0.99	0.93			0.99	0.93
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (d)	1.31	1.33	1.27	1.34	1.24			1.31	1.24
Allowance for loan losses to nonaccrual loans retained (a)(b)	390	164	199	154	271			390	271
Nonaccrual loans to total period-end loans	0.31	0.77	0.72	0.83	0.47			0.31	0.47

(a)	Loans retained includes credit portfolio loans, loans held by consolidated Firm-administered multi-seller conduits, trade finance loans, other held-for-investment loans and overdrafts.

(b)
Allowance for loan losses of $110 million, $207 million, $147 million, $252 million and $174 million were held against nonaccrual loans at December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019, and December 31, 2018, respectively.

(c)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

(d)
Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS							FULL YEAR
						4Q19 Change				2019 Change
	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19	4Q18	2019	2018	2018
BUSINESS METRICS
Advisory	$702	$506	$525	$644	$727	39%	(3)%	$2,377	$2,509	(5)%
Equity underwriting	382	514	505	265	348	(26)	10	1,666	1,684	(1)
Debt underwriting	820	961	816	935	740	(15)	11	3,532	3,280	8
Total investment banking fees	$1,904	$1,981	$1,846	$1,844	$1,815	(4)	5	$7,575	$7,473	1

Assets under custody (“AUC”) (period-end) (in billions)	$26,831	$25,695	$25,450	$24,716	$23,217	4	16	$26,831	$23,217	16

Client deposits and other third-party liabilities (average) (a)	484,975	471,291	458,237	444,055	445,642	3	9	464,770	434,422	7

95% Confidence Level - Total CIB VaR (average)
CIB trading VaR by risk type: (b)
Fixed income	$39	$37	$39	$44	$37	5	5
Foreign exchange	5	6	7	9	6	(17)	(17)
Equities	18	22	25	16	20	(18)	(10)
Commodities and other	7	8	9	10	11	(13)	(36)
Diversification benefit to CIB trading VaR (c)	(32)	(34)	(36)	(32)	(25)	6	(28)
CIB trading VaR (b)	37	39	44	47	49	(5)	(24)
Credit portfolio VaR (d)	5	5	5	5	4	—	25
Diversification benefit to CIB VaR (c)	(5)	(6)	(5)	(4)	(4)	17	(25)
CIB VaR	$37	$38	$44	$48	$49	(3)	(24)

(a)	Client deposits and other third-party liabilities pertain to the Treasury Services and Securities Services businesses.

(b)
CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. Refer to VaR measurement on pages 126–128 of the Firm’s 2018 Form 10-K, and pages 70-72 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019 for further information.

(c)
Average portfolio VaR was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated.

(d)
Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q19 Change				2019 Change
	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19	4Q18	2019	2018	2018
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$249	$221	$216	$227	$204	13%	22%	$913	$870	5%
All other income (a)	375	378	333	431	381	(1)	(2)	1,517	1,473	3
Noninterest revenue	624	599	549	658	585	4	7	2,430	2,343	4
Net interest income	1,604	1,608	1,662	1,680	1,721	—	(7)	6,554	6,716	(2)
TOTAL NET REVENUE (b)	2,228	2,207	2,211	2,338	2,306	1	(3)	8,984	9,059	(1)

Provision for credit losses	110	67	29	90	106	64	4	296	129	129

NONINTEREST EXPENSE
Compensation expense	444	454	438	449	426	(2)	4	1,785	1,694	5
Noncompensation expense	438	427	426	424	419	3	5	1,715	1,692	1
TOTAL NONINTEREST EXPENSE	882	881	864	873	845	—	4	3,500	3,386	3

Income before income tax expense	1,236	1,259	1,318	1,375	1,355	(2)	(9)	5,188	5,544	(6)
Income tax expense	298	322	322	322	319	(7)	(7)	1,264	1,307	(3)
NET INCOME	$938	$937	$996	$1,053	$1,036	—	(9)	$3,924	$4,237	(7)

Revenue by product
Lending	$1,027	$1,006	$1,012	$1,012	$997	2	3	$4,057	$4,049	—
Treasury services	952	950	989	1,029	1,055	—	(10)	3,920	4,074	(4)
Investment banking (c)	211	226	193	289	208	(7)	1	919	852	8
Other	38	25	17	8	46	52	(17)	88	84	5
Total Commercial Banking net revenue (b)	$2,228	$2,207	$2,211	$2,338	$2,306	1	(3)	$8,984	$9,059	(1)

Investment banking revenue, gross (d)	$634	$700	$592	$818	$602	(9)	5	$2,744	$2,491	10

Revenue by client segment
Middle Market Banking	$909	$903	$939	$951	$959	1	(5)	$3,702	$3,708	—
Corporate Client Banking	730	739	709	816	741	(1)	(1)	2,994	2,984	—
Commercial Real Estate Banking (e)	537	547	538	547	568	(2)	(5)	2,169	2,249	(4)
Other (e)	52	18	25	24	38	189	37	119	118	1
Total Commercial Banking net revenue (b)	$2,228	$2,207	$2,211	$2,338	$2,306	1	(3)	$8,984	$9,059	(1)

FINANCIAL RATIOS
ROE	16%	16%	17%	19%	20%			17%	20%
Overhead ratio	40	40	39	37	37			39	37

(a)
Effective in the first quarter of 2019, includes revenue from investment banking products, commercial card transactions and asset management fees. The prior period amounts have been revised to conform with the current period presentation.

(b)
Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities and in entities established for rehabilitation of historic properties, as well as tax-exempt income related to municipal financing activities of $152 million, $114 million, $100 million, $94 million and $128 million for the three months ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019, and December 31, 2018, respectively and $460 million and $444 million for the full year 2019 and 2018, respectively

(c)	Includes CB’s share of revenue from investment banking products sold to CB clients through the CIB.

(d)	Refer to page 60 of the Firm’s 2018 Form 10-K for discussion of revenue sharing.

(e)
Effective in the first quarter of 2019, client segment data includes Commercial Real Estate Banking which comprises the former Commercial Term Lending and Real Estate Banking client segments, and Community Development Banking (previously part of Other). The prior period amounts have been revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)	QUARTERLY TRENDS							FULL YEAR
						4Q19 Change				2019 Change
	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19	4Q18	2019	2018	2018
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$220,514	$222,483	$220,712	$216,111	$220,229	(1)%	—%	$220,514	$220,229	—%
Loans:
Loans retained	207,287	209,448	208,323	204,927	204,219	(1)	2	207,287	204,219	2
Loans held-for-sale and loans at fair value	1,009	3,187	1,284	410	1,978	(68)	(49)	1,009	1,978	(49)
Total loans	$208,296	$212,635	$209,607	$205,337	$206,197	(2)	1	$208,296	$206,197	1
Core loans	208,181	212,514	209,475	205,199	206,039	(2)	1	208,181	206,039	1
Equity	22,000	22,000	22,000	22,000	20,000	—	10	22,000	20,000	10

Period-end loans by client segment
Middle Market Banking	$54,188	$54,298	$56,346	$56,846	$56,656	—	(4)	$54,188	$56,656	(4)
Corporate Client Banking	51,165	55,976	51,500	46,897	48,343	(9)	6	51,165	48,343	6
Commercial Real Estate Banking (a)	101,951	101,326	100,751	100,622	100,088	1	2	101,951	100,088	2
Other (a)	992	1,035	1,010	972	1,110	(4)	(11)	992	1,110	(11)
Total Commercial Banking loans	$208,296	$212,635	$209,607	$205,337	$206,197	(2)	1	$208,296	$206,197	1

SELECTED BALANCE SHEET DATA (average)
Total assets	$219,891	$218,620	$218,760	$218,297	$218,227	1	1	$218,896	$218,259	—
Loans:
Loans retained	208,776	207,286	206,771	204,462	205,113	1	2	206,837	204,243	1
Loans held-for-sale and loans at fair value	1,036	963	701	1,634	1,610	8	(36)	1,082	1,258	(14)
Total loans	$209,812	$208,249	$207,472	$206,096	$206,723	1	1	$207,919	$205,501	1
Core loans	209,694	208,125	207,336	205,949	206,561	1	2	207,787	205,320	1
Client deposits and other third-party liabilities	182,546	172,714	168,247	167,260	169,174	6	8	172,734	170,901	1
Equity	22,000	22,000	22,000	22,000	20,000	—	10	22,000	20,000	10

Average loans by client segment
Middle Market Banking	$54,114	$54,806	$57,155	$56,723	$57,004	(1)	(5)	$55,690	$57,092	(2)
Corporate Client Banking	53,187	51,389	48,656	48,141	48,167	3	10	50,360	47,780	5
Commercial Real Estate Banking (a)	101,542	101,044	100,671	100,264	100,320	—	1	100,884	99,243	2
Other (a)	969	1,010	990	968	1,232	(4)	(21)	985	1,386	(29)
Total Commercial Banking loans	$209,812	$208,249	$207,472	$206,096	$206,723	1	1	$207,919	$205,501	1

Headcount	11,629	11,501	11,248	11,033	11,042	1	5	11,629	11,042	5

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$89	$45	$15	$11	$37	98	141	$160	$53	202
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (b)	498	659	614	544	511	(24)	(3)	498	511	(3)
Nonaccrual loans held-for-sale and loans
at fair value	—	—	—	—	—	—	—	—	—	—
Total nonaccrual loans	498	659	614	544	511	(24)	(3)	498	511	(3)

Assets acquired in loan satisfactions	25	19	20	—	2	32	NM	25	2	NM
Total nonperforming assets	523	678	634	544	513	(23)	2	523	513	2
Allowance for credit losses:
Allowance for loan losses	2,780	2,759	2,756	2,766	2,682	1	4	2,780	2,682	4
Allowance for lending-related commitments	293	293	274	250	254	—	15	293	254	15
Total allowance for credit losses	3,073	3,052	3,030	3,016	2,936	1	5	3,073	2,936	5

Net charge-off/(recovery) rate (c)	0.17%	0.09%	0.03%	0.02%	0.07%			0.08%	0.03%
Allowance for loan losses to period-end loans retained	1.34	1.32	1.32	1.35	1.31			1.34	1.31
Allowance for loan losses to nonaccrual loans retained (b)	558	419	449	508	525			558	525
Nonaccrual loans to period-end total loans	0.24	0.31	0.29	0.26	0.25			0.24	0.25

(a)
Effective in the first quarter of 2019, client segment data includes Commercial Real Estate Banking which comprises the former Commercial Term Lending and Real Estate Banking client segments, and Community Development Banking (previously part of Other). The prior period amounts have been revised to conform with the current period presentation.

(b)
Allowance for loan losses of $114 million, $119 million, $125 million, $132 million and $92 million was held against nonaccrual loans retained at December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019, and December 31, 2018, respectively.

(c)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q19 Change				2019 Change
	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19	4Q18	2019	2018	2018
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$2,654	$2,574	$2,568	$2,416	$2,548	3%	4%	$10,212	$10,171	—%
All other income	173	139	115	177	(6)	24	NM	604	368	64
Noninterest revenue	2,827	2,713	2,683	2,593	2,542	4	11	10,816	10,539	3
Net interest income	873	855	876	896	897	2	(3)	3,500	3,537	(1)
TOTAL NET REVENUE	3,700	3,568	3,559	3,489	3,439	4	8	14,316	14,076	2

Provision for credit losses	13	44	2	2	13	(70)	—	61	53	15

NONINTEREST EXPENSE
Compensation expense	1,446	1,391	1,406	1,462	1,383	4	5	5,705	5,495	4
Noncompensation expense	1,204	1,231	1,190	1,185	1,238	(2)	(3)	4,810	4,858	(1)
TOTAL NONINTEREST EXPENSE	2,650	2,622	2,596	2,647	2,621	1	1	10,515	10,353	2

Income before income tax expense	1,037	902	961	840	805	15	29	3,740	3,670	2
Income tax expense	252	234	242	179	201	8	25	907	817	11
NET INCOME	$785	$668	$719	$661	$604	18	30	$2,833	$2,853	(1)

REVENUE BY LINE OF BUSINESS
Asset Management	$1,892	$1,816	$1,785	$1,761	$1,723	4	10	$7,254	$7,163	1
Wealth Management	1,808	1,752	1,774	1,728	1,716	3	5	7,062	6,913	2
TOTAL NET REVENUE	$3,700	$3,568	$3,559	$3,489	$3,439	4	8	$14,316	$14,076	2

FINANCIAL RATIOS
ROE	29%	24%	27%	25%	26%			26%	31%
Overhead ratio	72	73	73	76	76			73	74
Pretax margin ratio:
Asset Management	30	25	25	23	25			26	26
Wealth Management	26	25	29	25	22			26	26
Asset & Wealth Management	28	25	27	24	23			26	26

Headcount	24,191	24,228	23,683	24,347	23,920	—	1	24,191	23,920	1

Number of Wealth Management client advisors	2,890	2,872	2,735	2,877	2,865	1	1	2,890	2,865	1

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q19 Change				2019 Change
	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19	4Q18	2019	2018	2018
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$182,004	$174,226	$172,149	$165,865	$170,024	4%	7%	$182,004	$170,024	7%
Loans	160,535	153,245	149,877	143,750	147,632	5	9	160,535	147,632	9
Core loans	160,535	153,245	149,877	143,750	147,632	5	9	160,535	147,632	9
Deposits	147,804	138,439	136,225	143,348	138,546	7	7	147,804	138,546	7
Equity	10,500	10,500	10,500	10,500	9,000	—	17	10,500	9,000	17

SELECTED BALANCE SHEET DATA (average)
Total assets	$176,925	$171,121	$167,544	$167,358	$166,353	3	6	$170,764	$160,269	7
Loans	156,106	150,486	146,494	145,406	144,434	4	8	149,655	138,622	8
Core loans	156,106	150,486	146,494	145,406	144,434	4	8	149,655	138,622	8
Deposits	143,059	138,822	140,317	138,235	132,486	3	8	140,118	137,272	2
Equity	10,500	10,500	10,500	10,500	9,000	—	17	10,500	9,000	17

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	4	$26	$(3)	$4	$3	(85)	33	$31	$10	210
Nonaccrual loans	116	176	127	285	263	(34)	(56)	116	263	(56)
Allowance for credit losses:
Allowance for loan losses	354	350	331	325	326	1	9	354	326	9
Allowance for lending-related commitments	19	16	17	18	16	19	19	19	16	19
Total allowance for credit losses	373	366	348	343	342	2	9	373	342	9
Net charge-off/(recovery) rate	0.01%	0.07%	(0.01)%	0.01%	0.01%			0.02%	0.01%
Allowance for loan losses to period-end loans	0.22	0.23	0.22	0.23	0.22			0.22	0.22
Allowance for loan losses to nonaccrual loans	305	199	261	114	124			305	124
Nonaccrual loans to period-end loans	0.07	0.11	0.08	0.20	0.18			0.07	0.18

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Dec 31, 2019
						Change		FULL YEAR
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,			2019 Change
CLIENT ASSETS	2019	2019	2019	2019	2018	2019	2018	2019	2018	2018
Assets by asset class
Liquidity	$542	$505	$481	$476	$480	7%	13%	$542	$480	13%
Fixed income	602	590	543	495	464	2	30	602	464	30
Equity	474	437	441	427	384	8	23	474	384	23
Multi-asset and alternatives	746	714	713	698	659	4	13	746	659	13
TOTAL ASSETS UNDER MANAGEMENT	2,364	2,246	2,178	2,096	1,987	5	19	2,364	1,987	19
Custody/brokerage/administration/deposits	862	815	820	801	746	6	16	862	746	16
TOTAL CLIENT ASSETS	$3,226	$3,061	$2,998	$2,897	$2,733	5	18	$3,226	$2,733	18

Memo:
Alternatives client assets (a)	$185	$183	$177	$172	$171	1	8	$185	$171	8

Assets by client segment
Private Banking	$672	$636	$617	$597	$552	6	22	$672	$552	22
Institutional	1,074	1,029	991	943	926	4	16	1,074	926	16
Retail	618	581	570	556	509	6	21	618	509	21
TOTAL ASSETS UNDER MANAGEMENT	$2,364	$2,246	$2,178	$2,096	$1,987	5	19	$2,364	$1,987	19

Private Banking	$1,504	$1,424	$1,410	$1,371	$1,274	6	18	$1,504	$1,274	18
Institutional	1,099	1,051	1,013	965	946	5	16	1,099	946	16
Retail	623	586	575	561	513	6	21	623	513	21
TOTAL CLIENT ASSETS	$3,226	$3,061	$2,998	$2,897	$2,733	5	18	$3,226	$2,733	18

Assets under management rollforward
Beginning balance	$2,246	$2,178	$2,096	$1,987	$2,077			$1,987	$2,034
Net asset flows:
Liquidity	37	24	4	(5)	21			60	31
Fixed income	9	41	37	19	8			106	(1)
Equity	(1)	(2)	(1)	(6)	(6)			(10)	2
Multi-asset and alternatives	6	1	—	(3)	(5)			4	24
Market/performance/other impacts	67	4	42	104	(108)			217	(103)
Ending balance	$2,364	$2,246	$2,178	$2,096	$1,987			$2,364	$1,987

Client assets rollforward
Beginning balance	$3,061	$2,998	$2,897	$2,733	$2,867			$2,733	$2,789
Net asset flows	58	59	52	9	30			178	88
Market/performance/other impacts	107	4	49	155	(164)			315	(144)
Ending balance	$3,226	$3,061	$2,998	$2,897	$2,733			$3,226	$2,733

(a)	Represents assets under management, as well as client balances in brokerage accounts.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS								FULL YEAR
							4Q19 Change					2019 Change
	4Q19	3Q19	2Q19		1Q19	4Q18	3Q19	4Q18	2019		2018	2018
INCOME STATEMENT
REVENUE
Principal transactions	$(234)	$10	$(175)		$(62)	$(204)	NM	(15)%	$(461)		$(426)	(8)%
Investment securities gains/(losses)	123	78	44		13	(24)	58	NM	258		(395)	NM
All other income	(6)	32	6		57	185	NM	NM	89		558	(84)
Noninterest revenue	(117)	120	(125)		8	(43)	NM	(172)	(114)		(263)	57
Net interest income (a)	(111)	572	447		417	170	NM	NM	1,325		135	NM
TOTAL NET REVENUE (b)	(228)	692	322		425	127	NM	NM	1,211		(128)	NM

Provision for credit losses	(1)	—	(2)		2	(1)	NM	—	(1)		(4)	75

NONINTEREST EXPENSE (c)	343	281	232		211	508	22	(32)	1,067		902	18
Income/(loss) before income tax expense/(benefit)	(570)	411	92		212	(380)	NM	(50)	145		(1,026)	NM
Income tax expense/(benefit)	(209)	18	(736)	(e)	(39)	197	NM	NM	(966)	(e)	215	NM
NET INCOME/(LOSS)	$(361)	$393	$828		$251	$(577)	NM	37	$1,111		$(1,241)	NM

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”) (a)	102	801	618		511	275	(87)	(63)	2,032		510	298
Other Corporate	(330)	(109)	(296)		(86)	(148)	(203)	(123)	(821)		(638)	(29)
TOTAL NET REVENUE	$(228)	$692	$322		$425	$127	NM	NM	$1,211		$(128)	NM

NET INCOME/(LOSS)
Treasury and CIO	22	576	462		334	175	(96)	(87)	1,394		(69)	NM
Other Corporate	(383)	(183)	366		(83)	(752)	(109)	49	(283)		(1,172)	76
TOTAL NET INCOME/(LOSS)	$(361)	$393	$828		$251	$(577)	NM	37	$1,111		$(1,241)	NM

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$837,618	$812,333	$821,330		$796,615	$771,787	3	9	$837,618		$771,787	9
Loans	1,649	1,705	1,695		1,885	1,597	(3)	3	1,649		1,597	3
Core loans (d)	1,649	1,706	1,695		1,885	1,597	(3)	3	1,649		1,597	3

Headcount	38,033	38,155	37,361		37,502	37,145	—	2	38,033		37,145	2

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Investment securities gains/(losses)	$123	$78	$44		$13	$(24)	58%	NM	$258		$(395)	NM
Available-for-sale (“AFS”) investment securities (average)	350,100	305,894	248,612		226,605	211,997	14	65	283,205		203,449	39
Held-to-maturity (“HTM”) investment securities (average)	42,125	35,494	30,929		31,082	31,466	19	34	34,939		31,747	10
Investment securities portfolio (average)	$392,225	$341,388	$279,541		$257,687	$243,463	15	61	$318,144		$235,196	35
AFS investment securities (period-end)	348,876	351,599	274,533		234,832	228,681	(1)	53	348,876		228,681	53
HTM investment securities (period-end)	47,540	40,830	30,907		30,849	31,434	16	51	47,540		31,434	51
Investment securities portfolio (period-end)	$396,416	$392,429	$305,440		$265,681	$260,115	1	52	$396,416		$260,115	52

(a)
Net interest income in the third quarter of 2019 included income related to the unwind of the internal funding provided by Treasury and CIO to CCB upon the sale of certain mortgage loans. Refer to footnote (a) in CCB on page 11 for further information.

(b)
Included tax-equivalent adjustments, driven by tax-exempt income from municipal bonds, of $73 million, $74 million, $81 million, $86 million and $95 million for the three months ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, respectively, and $314 million and $382 million for the full year 2019 and 2018, respectively.

(c)
Included legal expense/(benefit) of $(25) million, $(32) million, $(67) million, $(90) million and $(16) million for the three months ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019, and December 31, 2018, respectively, and $(214) million and $(241) million for the full year 2019 and 2018, respectively.

(d)
Average core loans were $1.6 billion, $1.7 billion, $1.7 billion, $1.6 billion and $1.6 billion for the three months ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019, and December 31, 2018, respectively, and $1.7 billion and $1.7 billion for the full year 2019 and 2018, respectively.

(e)	The three months ended June 30, 2019 and the full year 2019 included income tax benefits of $742 million and $1.1 billion, respectively, due to the resolution of certain tax audits.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
						Dec 31, 2019
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2019	2019	2019	2019	2018	2019	2018
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained, excluding PCI loans	$311,675	$310,519	$329,450	$336,508	$349,603	—%	(11)%
Loans - PCI	20,363	21,290	22,242	23,207	24,034	(4)	(15)
Total loans retained	332,038	331,809	351,692	359,715	373,637	—	(11)
Loans held-for-sale	3,002	4,821	1,030	4,199	95	(38)	NM
Total consumer, excluding credit card loans	335,040	336,630	352,722	363,914	373,732	—	(10)

Credit card loans
Loans retained	168,924	159,571	157,568	150,515	156,616	6	8
Loans held-for-sale	—	—	8	12	16	—	NM
Total credit card loans	168,924	159,571	157,576	150,527	156,632	6	8
Total consumer loans	503,964	496,201	510,298	514,441	530,364	2	(5)

Wholesale loans (b)
Loans retained	444,639	437,507	438,468	433,611	439,162	2	1
Loans held-for-sale and loans at fair value	11,166	11,510	8,123	8,193	15,028	(3)	(26)
Total wholesale loans	455,805	449,017	446,591	441,804	454,190	2	—

Total loans	959,769	945,218	956,889	956,245	984,554	2	(3)
Derivative receivables	49,766	55,577	52,878	50,333	54,213	(10)	(8)
Receivables from customers and other (c)	33,706	32,236	27,414	20,952	30,217	5	12
Total credit-related assets	1,043,241	1,033,031	1,037,181	1,027,530	1,068,984	1	(2)

Lending-related commitments
Consumer, excluding credit card	51,412	53,591	51,491	48,922	46,066	(4)	12
Credit card	650,720	645,880	633,970	626,922	605,379	1	7
Wholesale	408,298	395,619	394,301	384,957	387,813	3	5
Total lending-related commitments	1,110,430	1,095,090	1,079,762	1,060,801	1,039,258	1	7

Total credit exposure	$2,153,671	$2,128,121	$2,116,943	$2,088,331	$2,108,242	1	2

Memo: Total by category
Consumer exposure (d)	$1,206,096	$1,195,690	$1,195,780	$1,190,305	$1,181,963	1	2
Wholesale exposures (e)	947,575	932,431	921,163	898,026	926,279	2	2
Total credit exposure	$2,153,671	$2,128,121	$2,116,943	$2,088,331	$2,108,242	1	2

Note: The Firm provides several non-GAAP financial measures which exclude the impact of PCI loans. Refer to page 28 for further discussion of these measures.

(a)	Includes loans reported in CCB, scored prime mortgage and scored home equity loans reported in AWM, and scored prime mortgage loans reported in Corporate.

(b)
Includes loans reported in CIB, CB and AWM business segments and Corporate. Excludes all exposure managed by CCB, scored prime mortgage and scored home equity loans held in AWM and scored prime mortgage loans held in Corporate.

(c)	Primarily represents prime brokerage-related held-for-investment customer receivables, which are classified in accrued interest and accounts receivable on the Consolidated balance sheets.

(d)	Represents total consumer loans, lending-related commitments, and receivables from customers and other.

(e)	Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers and other.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Dec 31, 2019
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2019	2019	2019	2019	2018	2019	2018
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans (b)(c)	$3,142	$3,219	$3,262	$3,389	$3,461	(2)%	(9)%

Wholesale nonaccrual loans
Loans retained	843	1,470	1,238	1,570	1,150	(43)	(27)
Loans held-for-sale and loans at fair value	95	262	370	313	220	(64)	(57)
Total wholesale nonaccrual loans	938	1,732	1,608	1,883	1,370	(46)	(32)

Total nonaccrual loans	4,080	4,951	4,870	5,272	4,831	(18)	(16)

Derivative receivables	30	26	39	44	60	15	(50)
Assets acquired in loan satisfactions	387	366	351	300	299	6	29
Total nonperforming assets	4,497	5,343	5,260	5,616	5,190	(16)	(13)
Wholesale lending-related commitments (d)	543	446	465	455	469	22	16
Total nonperforming exposure	$5,040	$5,789	$5,725	$6,071	$5,659	(13)	(11)

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.43%	0.52%	0.51%	0.55%	0.49%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	0.94	0.96	0.92	0.93	0.93
Total wholesale nonaccrual loans to total
wholesale loans	0.21	0.39	0.36	0.43	0.30

(a)
At December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019, and December 31, 2018, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $961 million, $1.6 billion, $1.8 billion, $2.2 billion and $2.6 billion, respectively, that are 90 or more days past due; and (2) real estate owned (“REO”) insured by U.S. government agencies of $41 million, $50 million, $56 million, $69 million and $75 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). Refer to Note 12 of the Firm’s 2018 Form 10-K for additional information on the Firm’s credit card nonaccrual and charge-off policies.

(b)
Included nonaccrual loans held-for-sale of $2 million, $2 million and $31 million, respectively, at December 31, 2019, September 30, 2019, and June 30, 2019, respectively. There were no nonaccrual loans held-for-sale in all other periods presented.

(c)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(d)	Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q19 Change				2019 Change
	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19	4Q18	2019	2018	2018
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$13,235	$13,166	$13,533	$13,445	$13,128	1%	1%	$13,445	$13,604	(1)%
Net charge-offs:
Gross charge-offs	1,788	1,676	1,704	1,642	1,532	7	17	6,810	6,349	7
Gross recoveries	(294)	(305)	(301)	(281)	(296)	4	1	(1,181)	(1,493)	21
Net charge-offs	1,494	1,371	1,403	1,361	1,236	9	21	5,629	4,856	16
Write-offs of PCI loans (a)	19	43	39	50	36	(56)	(47)	151	187	(19)
Provision for loan losses	1,401	1,479	1,077	1,492	1,591	(5)	(12)	5,449	4,885	12
Other	—	4	(2)	7	(2)	NM	NM	9	(1)	NM
Ending balance	$13,123	$13,235	$13,166	$13,533	$13,445	(1)	(2)	$13,123	$13,445	(2)

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$1,165	$1,129	$1,058	$1,055	$1,097	3	6	$1,055	$1,068	(1)
Provision for lending-related commitments	26	35	72	3	(43)	(26)	NM	136	(14)	NM
Other	—	1	(1)	—	1	NM	NM	—	1	NM
Ending balance	$1,191	$1,165	$1,129	$1,058	$1,055	2	13	$1,191	$1,055	13

Total allowance for credit losses	$14,314	$14,400	$14,295	$14,591	$14,500	(1)	(1)	$14,314	$14,500	(1)

NET CHARGE-OFF/(RECOVERY) RATES (b)
Consumer retained, excluding credit card loans	0.16%	0.10%	0.09%	0.13%	0.09%			0.12%	0.05%
Credit card retained loans	3.01	2.95	3.24	3.23	2.93			3.10	3.10
Total consumer retained loans	1.09	1.00	1.04	1.02	0.91			1.04	0.90
Wholesale retained loans	0.12	0.10	0.08	0.04	0.03			0.08	0.04
Total retained loans	0.63	0.58	0.60	0.58	0.52			0.60	0.52
Consumer retained loans, excluding credit card and
PCI loans	0.17	0.11	0.09	0.13	0.10			0.13	0.05
Consumer retained loans, excluding PCI loans	1.14	1.05	1.09	1.07	0.95			1.09	0.95
Total retained, excluding PCI loans	0.65	0.60	0.61	0.59	0.53			0.61	0.53

Memo: Average retained loans
Consumer retained, excluding credit card loans	$331,501	$340,583	$356,568	$370,777	$374,686	(3)	(12)	$349,724	$374,395	(7)
Credit card retained loans	162,112	158,166	153,736	151,120	150,574	2	8	156,319	145,606	7
Total average retained consumer loans	493,613	498,749	510,304	521,897	525,260	(1)	(6)	506,043	520,001	(3)
Wholesale retained loans	440,159	433,744	434,905	434,660	426,594	1	3	435,876	416,828	5
Total average retained loans	$933,772	$932,493	$945,209	$956,557	$951,854	—	(2)	$941,919	$936,829	1

Consumer retained, excluding credit card and
PCI loans	$310,683	$318,843	$333,854	$347,145	$350,053	(3)	(11)	$327,507	$346,955	(6)
Consumer retained, excluding PCI loans	472,795	477,009	487,590	498,265	500,627	(1)	(6)	483,826	492,561	(2)
Total retained, excluding PCI loans	912,954	910,753	922,495	932,925	927,218	—	(2)	919,702	909,386	1

(a)
Write-offs of PCI loans are recorded against the allowance for loan losses when actual losses for a pool exceed estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. A write-off of a PCI loan is recognized when the underlying loan is removed from a pool.

(b)	The net charge-off rates exclude the write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Dec 31, 2019
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2019	2019	2019	2019	2018	2019	2018
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$136	$145	$145	$151	$196	(6)%	(31)%
Formula-based	2,076	2,066	2,215	2,208	2,162	—	(4)
PCI	987	1,256	1,299	1,738	1,788	(21)	(45)
Total consumer, excluding credit card	3,199	3,467	3,659	4,097	4,146	(8)	(23)
Credit card
Asset-specific (b)	477	488	472	461	440	(2)	8
Formula-based	5,206	5,095	4,911	4,722	4,744	2	10
Total credit card	5,683	5,583	5,383	5,183	5,184	2	10
Total consumer	8,882	9,050	9,042	9,280	9,330	(2)	(5)
Wholesale
Asset-specific (a)	234	342	288	417	297	(32)	(21)
Formula-based	4,007	3,843	3,836	3,836	3,818	4	5
Total wholesale	4,241	4,185	4,124	4,253	4,115	1	3
Total allowance for loan losses	13,123	13,235	13,166	13,533	13,445	(1)	(2)
Allowance for lending-related commitments	1,191	1,165	1,129	1,058	1,055	2	13
Total allowance for credit losses	$14,314	$14,400	$14,295	$14,591	$14,500	(1)	(1)

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.96%	1.04%	1.04%	1.14%	1.11%
Credit card allowance to total credit card retained loans	3.36	3.50	3.42	3.44	3.31
Wholesale allowance to total wholesale retained loans	0.95	0.96	0.94	0.98	0.94
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (c)	1.02	1.02	1.02	1.06	1.01
Total allowance to total retained loans	1.39	1.42	1.39	1.43	1.39
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	102	108	113	121	120
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (d)	187	163	174	168	179
Wholesale allowance to wholesale retained nonaccrual loans	503	285	333	271	358
Total allowance to total retained nonaccrual loans	329	282	295	273	292

CREDIT RATIOS, excluding PCI loans
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.71	0.71	0.72	0.70	0.67
Total allowance to total retained loans	1.31	1.32	1.28	1.28	1.23
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	70	69	73	70	68
Allowance, excluding credit card allowance, to retained non-
accrual loans, excluding credit card nonaccrual loans (d)	162	136	145	133	140
Total allowance to total retained nonaccrual loans	305	256	266	238	253

(a)	Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified in a troubled debt restructuring (“TDR”).

(b)
The asset-specific credit card allowance for loan losses relates to loans that have been modified in a TDR; the Firm calculates such allowance based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.

(c)
Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(d)	Refer to footnote (a) on page 25 for information on the Firm’s nonaccrual policy for credit card loans.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES AND KEY PERFORMANCE MEASURES

Non-GAAP Financial Measures

(a)
In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

(b)
TCE, ROTCE, and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.

(c)
The ratios of the allowance for loan losses to period-end loans retained, the allowance for loan losses to nonaccrual loans retained, and nonaccrual loans to total period-end loans excluding credit card and PCI loans, exclude the following: loans accounted for at fair value and loans held-for-sale; PCI loans; and the allowance for loan losses related to PCI loans. Additionally, net charge-offs and net charge-off rates exclude the impact of PCI loans. The ratio of the wholesale and CIB’s allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the respective allowance coverage ratio.

(d)In addition to reviewing net interest income and the net interest yield on a managed basis, management also reviews these metrics excluding CIB’s Markets businesses to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities. The resulting metrics are referred to as non-markets related net interest income and net yield. CIB’s Markets businesses are Fixed Income Markets and Equity Markets. Management believes that disclosure of non-markets related net interest income and net yield provide investors and analysts with other measures by which to analyze the non-markets-related business trends of the Firm and provides a comparable measure to other financial institutions that are primarily focused on lending, investing and deposit-raising activities.

	QUARTERLY TRENDS							FULL YEAR
						4Q19 Change				2019 Change
	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19	4Q18	2019	2018	2018

Net interest income – reported	$14,166	$14,228	$14,398	$14,453	$14,354	—%	(1)%	57,245	$55,059	4%
Fully taxable-equivalent adjustments	123	127	138	143	155	(3)%	(21)	531	628	(15)
Net interest income - managed (a)	$14,289	$14,355	$14,536	$14,596	$14,509	—	(2)	$57,776	$55,687	4
Less: CIB Markets net interest income	1,149	723	624	624	599	59	92	3,120	3,087	1
Net interest income excluding CIB Markets (a)	$13,140	$13,632	$13,912	$13,972	$13,910	(4)	(6)	$54,656	$52,600	4

Average interest-earning assets (b)	$2,377,741	$2,365,154	$2,339,094	$2,298,894	$2,254,449	1	5	$2,345,491	2,212,908	6
Less: Average CIB Markets interest-earning assets (b)	676,763	690,593	673,480	649,180	605,730	(2)	12	672,629	$593,355	13
Average interest-earning assets excluding CIB Markets	$1,700,978	$1,674,561	$1,665,614	$1,649,714	$1,648,719	2	3	$1,672,862	$1,619,553	3

Net interest yield on average interest-earning assets - managed (b)	2.38%	2.41%	2.49%	2.57%	2.55%			2.46%	2.52%
Net interest yield on average CIB Markets interest-earning assets (b)	0.67%	0.42%	0.37%	0.39%	0.39%			0.46%	0.52%
Net interest yield on average interest-earning assets excluding CIB Markets	3.06%	3.23%	3.35%	3.43%	3.35%			3.27%	3.25%
(a) Interest includes the effect of related hedges. Taxable-equivalent amounts are used where applicable.
(b) In the second quarter of 2019, the Firm reclassified balances related to certain instruments from interest-earning to noninterest-earning assets, as the associated returns are recorded in principal transactions revenue and not in net interest income. These changes were applied retrospectively and, accordingly, prior period amounts were revised to conform with the current presentation.
Key Performance Measures

(a)
Core loans represent loans considered central to the Firm’s ongoing businesses; core loans exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit.